UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2014

Molycorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 843-8040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                  Change in Registrant’s Certifying Accountant.

On May 14, 2014, the Audit and Ethics Committee (the “Committee”) of the Board of Directors of Molycorp, Inc. (the “Company”) approved the appointment of KPMG LLP (Canada) (“KPMG Canada”) as the Company’s new independent registered public accounting firm beginning with the review of the Company’s financial statements for the quarter ending June 30, 2014. The Company's formal engagement of KPMG Canada remains subject to KPMG Canada completing its client acceptance process. On May 14, 2014, the Committee also approved the dismissal of PricewaterhouseCoopers LLP (Canada) (“PwC Canada”) as the Company’s independent registered public accounting firm effective May 16, 2014.

PwC Canada was appointed auditor on March 19, 2014 and had not issued an auditor's report for any fiscal year of the Company.

From March 19, 2014 (the date of the appointment) to May 16, 2014, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K) between the Company and PwC Canada. However, during such periods, there were “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). The reportable events included a material weakness as described by the Company in Item 4 of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2014. This material weakness related to not maintaining a sufficient complement of accounting and financial reporting personnel. In addition, as disclosed in Item 4 of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2014, there was an additional material weakness related to not designing and maintaining effective controls over restricted access, automated controls and change management activities within a recently implemented ERP system, and certain personnel had the ability to prepare and post journal entries without independent review by someone other than the preparer. The Committee has discussed the material weaknesses in the Company’s internal control over financial reporting with PwC Canada, and has authorized PwC Canada to respond fully to the inquiries of KPMG Canada concerning such material weaknesses.

The Company engaged KPMG Canada as the Company’s new registered public accounting firm on May 16, 2014. During the quarter ended March 31, 2014, and the subsequent interim period through May 16, 2014, neither the Company nor anyone acting on its behalf has consulted with KMPG Canada with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that PwC Canada concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PwC Canada with a copy of the disclosure it is making in this Current Report on Form 8-K (the “Report”) prior to the time this Report was filed with the SEC. The Company requested that PwC Canada furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PwC Canada’s letter, dated May 20, 2014, is filed as Exhibit 16.1 to this Report.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter of PricewaterhouseCoopers LLP (Canada), dated May 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

	By:	/s/ Kevin W. Johnson
		Name:	Kevin W. Johnson
		Title:	Executive Vice President and General Counsel

Date: May 20, 2014

Exhibit Index

Exhibit Number	Description

16.1	Letter of PricewaterhouseCoopers LLP (Canada), dated May 20, 2014